UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2018

Concho Resources Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33615	76-0818600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Concho Center 600 West Illinois Avenue Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 683-7443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

A special meeting of the stockholders of Concho Resources Inc. (the “Company” or “Concho”) was held on July 17, 2018. The special meeting was held in order to vote upon the proposal set forth in the definitive joint proxy statement of the Company and RSP Permian, Inc. (“RSP”), filed with the U.S. Securities and Exchange Commission on June 7, 2018, to approve the issuance of shares of the Company’s common stock (the “Issuance Proposal”) in connection with the merger of Green Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), with and into RSP (the “Merger”), pursuant to that certain Agreement and Plan of Merger, dated as of March 27, 2018 (the “Merger Agreement”), by and among the Company, Merger Sub and RSP.

At the special meeting, the Issuance Proposal was approved by the affirmative vote of a majority of votes cast by the Company’s stockholders present in person or by proxy at the special meeting and entitled to vote on the Issuance Proposal.

As of the close of business on June 1, 2018, the record date for the special meeting, there were 149,069,231 shares of the Company’s common stock outstanding and entitled to vote. 133,718,515 shares of the Company’s common stock were represented in person or by proxy at the special meeting, which constituted a quorum to conduct business at the meeting. The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Issuance Proposal presented at the special meeting was:

Issuance Proposal

For	% For	Against	Abstain	Broker Non-Votes
133,565,357	99.89%	51,874	101,284	0

Item 8.01 Other Events

The approval of the Issuance Proposal satisfies one of the final conditions to the closing of the Merger as set forth in the Merger Agreement. Concho expects the closing of the Merger to occur on July 19, 2018, subject to the satisfaction or waiver of the remaining conditions to closing.

Concho Resources Inc.

Concho Resources Inc. is an independent oil and natural gas company engaged in the acquisition, development, exploration and production of oil and natural gas properties. The Company’s operations are focused in the Permian Basin of Southeast New Mexico and West Texas. For more information, visit the Company’s website at www.concho.com.

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Transaction”) between RSP and Concho. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements contained in this communication specifically include statements, estimates, guidance and projections regarding the Company’s future financial position, operations, performance, business strategy, oil and natural gas reserves, drilling program, production, capital expenditure budget, liquidity and capital resources, the timing and success of specific projects, outcomes and effects of litigation, claims and disputes, derivative activities and sources of financing. The words “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “outlook,” “goal” or other similar expressions that convey the uncertainty of future events or outcomes are intended to identify forward-looking statements, which generally are not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. These statements are based on certain assumptions and analyses made by the Company based on management’s experience, expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Forward-looking statements are not guarantees of performance. Although the Company believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. The guidance capital program and outlook presented herein are subject to change by the Company without notice and the Company has no obligation to affirm or update such information, except as required by law. Moreover, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include the risk factors discussed or referenced in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Forms 8-K and other filings with the SEC; risks associated with the Transaction, including increased expenses, management distraction from the Company’s business, declines in the market price of the Company’s common stock and failure to realize the expected benefits of the Transaction; failure, difficulties and delays in meeting conditions required for closing set forth in the merger agreement; risks associated with acquisitions, including liabilities associated with acquired properties or businesses and the ability to realize expected benefits; disruptions to, capacity constraints in or other limitations on the pipeline systems that deliver the Company’s oil, natural gas liquids and natural gas and other processing and transportation considerations; declines in, or the sustained depression of, the prices we receive for the Company’s oil and natural gas; risks related to the concentration of the Company’s operations in the Permian Basin of southeast New Mexico and west Texas; evolving cybersecurity risks, such as those involving unauthorized access, denial-of-service attacks, malicious software, data privacy breaches by employees, insiders or others with authorized access, cyber or phishing-attacks, ransomware, malware, social engineering, physical breaches or other actions; the costs and availability of equipment, resources, services and qualified personnel required to perform the Company’s drilling, completion and operating activities; drilling, completion and operating risks; environmental hazards, such as uncontrollable flows of oil, natural gas, brine, well fluids, toxic gas or other pollution into the environment, including groundwater contamination; the effects of government regulation, permitting and other legal requirements, including new legislation or regulation related to hydraulic fracturing, climate change, derivatives reform or the export of oil and natural gas; the impact of current and potential changes to federal or state tax rules and regulations, including the Tax Cuts and Jobs Act; potential financial losses or earnings reductions from the Company’s commodity price risk-management program; difficult and adverse conditions in the domestic and global capital and credit markets; the adequacy of the Company’s capital resources and liquidity including, but not limited to, access to additional borrowing capacity under the Company’s credit facility; the impact of potential changes in the Company’s credit ratings; uncertainties about the Company’s ability to successfully execute the Company’s business and financial plans and strategies; uncertainties about the estimated quantities of oil and natural gas reserves; uncertainties about the Company’s ability to replace reserves and economically develop the Company’s current reserves; general economic and business conditions, either internationally or domestically; competition in the oil and natural gas industry; and uncertainty concerning the Company’s assumed or possible future results of operations; and other important factors that could cause actual results to differ materially from those projected.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Additional Information and Where to Find It

In connection with the Transaction, Concho filed with the U.S. Securities and Exchange Commission (“SEC”), on June 4, 2018, an amendment to the registration statement on Form S-4 that was originally filed on April 20, 2018, that includes a joint proxy statement of RSP and Concho that also constitutes a prospectus of Concho. The registration statement was declared effective on June 6, 2018, and RSP and Concho commenced mailing the definitive joint proxy statement/prospectus to stockholders of Concho and RSP on or about June 12, 2018. RSP and Concho may also file other documents with the SEC regarding the Transaction. This document is not a substitute for the registration statement and joint proxy statement/prospectus filed with the SEC, including any amendments thereto, or any other documents that Concho or RSP may file with the SEC or send to stockholders of Concho or RSP in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF RSP AND CONCHO ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders are able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and all other documents filed or that are filed with the SEC by Concho or RSP through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by RSP will be made available free of charge on RSP’s website at www.rsppermian.com, under the heading “SEC Filings,” or by contacting RSP’s Investor Relations Department by phone at 214-252-2700. Copies of documents filed with the SEC by Concho will be made available free of charge on Concho’s website at www.concho.com, under the heading “Investors,” or by contacting Concho’s Investor Relations Department by phone at 432-221-0477.

INVESTOR RELATIONS

Megan P. Hays

Vice President of Investor Relations and Public Affairs

432.685.2533

Mary T. Starnes

Investor Relations Manager

432.221.0477

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.

By:	/s/ Travis L. Counts
Name: Travis L. Counts
Title: Senior Vice President, General Counsel and Corporate Secretary

Date: July 17, 2018